UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2024

FACT II ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42421	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14 Wall Street, 20th Floor New York, New York United States of America	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	FACTU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	FACT	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FACTW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2024, the Registration Statement on Form S-1 (File No. 333-281593) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of FACT II Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 27, 2024, the Company consummated the IPO of 17,500,000 units (the “Units”). Each Unit consists of one Class A Ordinary Share, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 25, 2024, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), and Seaport Global Securities LLC (“Seaport”), as representatives of the several underwriters named in Schedule A thereto, which contains customary representations and warranties by the Company, conditions to closing and indemnification obligations of the Company and the underwriters;

●	a Unit Subscription Agreement, dated November 25, 2024, between the Company and FACT II Acquisition Parent LLC (the “Sponsor”), pursuant to which the Sponsor purchased 17,500 private placement units, each unit consisting of one Class A Ordinary share and one-half of one whole warrant to purchase one Class A Ordinary Share at $11.50 per share (the “Private Warrants”), subject to adjustment (the “Private Placement Units”), at a price of $10.00 per Private Placement Unit;

●	a Unit and Restricted Share Subscription Agreement, dated November 25, 2024, between the Company and FACT II Acquisition LLC (“Sponsor HoldCo”), pursuant to which Sponsor HoldCo purchased (i) 260,000 Private Placement Units and (ii) 162,500 Private Placement Units and 325,000 restricted Class A Ordinary Shares, which shares would vest only upon the consummation of an initial business combination (each, a “restricted Class A share”), such restricted shares collectively, the “restricted Class A shares”, the restricted Class A shares together with the Private Placement Units collectively, the “Private Placement Securities”, and two restricted Class A shares together with a Private Placement Unit, each a “Private Placement Security”), at a combined price of $10.00 per Private Placement Security;

●	a Unit Subscription Agreement, dated November 25, 2024, between the Company and CCM, pursuant to which CCM purchased 178,500 Private Placement Units, and agreed to purchase up to 47,775 additional Private Placement Units if the underwriters’ over-allotment option pursuant to the Underwriting Agreement is exercised in full, in each case at a price of $10.00 per Private Placement Unit;

●	a Unit Subscription Agreement, dated November 25, 2024, between the Company and Seaport, pursuant to which Seaport purchased 44,625 Private Placement Units, and agreed to purchase up to 11,944 additional Private Placement Units if the underwriters’ over-allotment option pursuant to the Underwriting Agreement is exercised in full, in each case at a price of $10.00 per Private Placement Unit;

●	a Warrant Agreement, dated November 25, 2024, between the Company and Odyssey Transfer and Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth, among other things, the expiration and exercise price of and procedures for exercising the Public Warrants and the Private Warrants (collectively, the “Warrants”); certain adjustment features of the terms of exercise; provisions relating to cashless exercise of the Warrants; provisions for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated November 25, 2024, between the Company and Odyssey Transfer and Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Units, and sets forth, among other things, the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated November 25, 2024, among the Company, the Sponsor, Sponsor HoldCo and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for the Holders, as well as certain transfer restrictions applicable to the Holders with respect to the securities of the Company that they hold;

●	a Letter Agreement, dated November 25, 2024, among the Company, the Sponsor, Sponsor HoldCo and each of the directors and officers of the Company, pursuant to which the Sponsor, Sponsor HoldCo and each of the directors and officers of the Company have agreed, in each case as set forth therein, to vote in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months from the closing of the IPO (or 24 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 18 months from the closing of the IPO) or such later period approved by the Company’s shareholders; to certain transfer restrictions with respect to the Company’s securities; and, as to Sponsor HoldCo, certain indemnification obligations; and

●	Indemnity Agreements, each dated November 25, 2024, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company, a form of which is filed with this Form 8-K hereto as Exhibit 10.8.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 10.2, 10.1, 10.3, 10.4, 4.1, 10.5, 10.6, 10.7, and 10.8 respectively.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of an aggregate of 500,625 Private Placement Units at a price of $10.00 per Private Placement Unit and 162,500 Private Placement Securities at a price of $10.00 per Private Placement Security, generating gross proceeds of $6,631,250, as follows: (A) 17,500 Private Placement Units ($175,000 in the aggregate) with the Sponsor, (B) (i) 260,000 Private Placement Units and (ii) 162,500 Private Placement Units and 325,000 restricted Class A shares ($4,225,000 in the aggregate) with Sponsor HoldCo (C) 178,500 Private Placement Units ($1,785,000 in the aggregate) with CCM and (D) 44,625 Private Placement Units with Seaport ($446,250 in the aggregate) (collectively, the “Private Placement”). The Private Placement Units, which were purchased by the Sponsor, Sponsor HoldCo, CCM and Seaport, are identical to the Units, except that, they (including the underlying securities) are (i) subject to certain limited exceptions, will be subject to transfer restrictions until 180 days following the consummation of the Company’s initial business combination and (ii) will be entitled to registration rights. The Private Placement Securities, which were purchased by Sponsor HoldCo, are identical to the Private Placement Units except that they include restricted Class A shares and will be subject to transfer restrictions until 90 days following the consummation of the Company’s initial business combination.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2024, in connection with the IPO, Nell Cady-Kruse, James Rallo and Hella Alashkar (the “New Directors” and, collectively with Robert Rackind and Adam Gishen, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective November 25, 2024, each of Nell Cady-Kruse, James Rallo and Hella Alashkar was also appointed to the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association became effective on November 27, 2024. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and the full text of such exhibit is incorporated by reference herein.

Item 8.01 Other Events.

A total of $175,875,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of up to $7,000,000) was placed in a trust account, with Odyssey Transfer and Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO (or 24 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 18 months from the closing of the IPO) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if the Company has not completed its initial business combination within 18 months from the closing of the IPO (or 24 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 18 months from the closing of the IPO) or during any extended time that the Company has to consummate a business combination beyond 18 months from the closing of the IPO (or 24 months from the closing of the IPO if the Company has executed a definitive agreement for an initial business combination within 18 months from the closing of the IPO) as a result of a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association, subject to applicable law.

On November 26, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated November 25, 2024, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and Seaport Global Securities LLC, as representatives of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated November 25, 2024, between the Company and Odyssey Transfer and Trust Company

10.1	Private Placement Units and Restricted Shares Subscription Agreement, dated November 25, 2024, between the Company and FACT II Acquisition LLC

10.2	Private Placement Units Subscription Agreement, dated November 25, 2024, between the Company and FACT II Acquisition Parent LLC

10.3	Private Placement Units Subscription Agreement, dated November 25, 2024, between the Company and Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC

10.4	Private Placement Units Subscription Agreement, dated November 25, 2024, between the Company and Seaport Global Securities LLC

10.5	Investment Management Trust Account Agreement, dated November 25, 2024, between the Company and Odyssey Transfer and Trust Company

10.6	Registration Rights Agreement, dated November 25, 2024, among the Company, the Sponsor, Sponsor HoldCo and the other Holders (as defined therein) signatory thereto

10.7	Letter Agreement, dated November 25, 2024, among the Company, the Sponsor, Sponsor HoldCo, and each of the initial shareholders, directors and officers of the Company

10.8	Form of Indemnity Agreement, November 25, 2024, between the Company and each of the officers and directors of the Company

99.1	Press Release, dated November 26, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2024

FACT II ACQUISITION CORP.

By:	/s/ Adam Gishen
Name:	Adam Gishen
Title:	Chief Executive Officer

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